UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2024

AKOUSTIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38029	33-1229046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9805 Northcross Center Court, Suite A

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.001 par value	AKTS	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously reported, on May 17, 2024, after a trial in the U.S. District Court for the District of Delaware (the “District Court”) in the matter of Qorvo Inc. vs. Akoustis Technologies, Inc. DE Case 1:21-cv-01417-JPM (the “Qorvo Litigation”), a jury verdict was entered in favor of plaintiff, Qorvo Inc. (“Qorvo”), and against Akoustis Technologies, Inc. (the “Company”). On October 11, 2024 and October 15, 2024, the District Court issued orders denying Qorvo’s motion to amend the jury’s finding of no infringement under the North Carolina Unfair and Deceptive Trade Practices Act (the “UDTPA”) and partially granting and partially denying Qorvo’s request for permanent injunctive relief, as described below.

Order Denying Plaintiff’s Motion to Amend Jury’s Verdict of No Violation of the North Carolina Unfair and Deceptive Trade Practices Act

Following the jury’s verdict in the Qorvo Litigation, Qorvo filed a post-trial motion seeking to amend the jury’s finding that the Company did not violate the UDTPA and instead award Qorvo treble damages for the Company’s alleged UDTPA violation. The District Court denied this motion in its order issued on October 15, 2024.

Order Granting in Part and Denying in Part Plaintiff’s Motion for Permanent Injunctive Relief and entry of Permanent Injunction

On October 11, 2024, the District Court issued an order granting in part and denying in part Qorvo’s motion for permanent injunctive relief, and immediately after entered its Permanent Injunction. The Permanent Injunction provides that:

1.	the Company is permanently enjoined from possessing any confidential information copied or derived from certain trade secrets that the jury found the Company to have misappropriated (“Qorvo Trade Secret Information”), selling or distributing any product made using Qorvo Trade Secret Information, and promoting or otherwise providing services that use Qorvo Trade Secret Information;
2.	the Company is required to engage, at its expense, an e-discovery vendor to assist with the identification, collection and removal of any Qorvo confidential information and Qorvo Trade Secret Information from any of the Company’s databases, document management systems, email accounts, computers and other storage media, and paper files;
3.	for a period of four years from the issuance of the Order, Qorvo will have the right to conduct audits of the Company through an independent third party, a maximum of once per calendar year, with the expense of such audits to be split evenly between the Company and Qorvo (unless an audit shows a violation of the Injunctive Order, in which case the Company will bear the full cost of such audit). The audit rights terminate after two years if no violations are found in the first two years; and
4.	the Company is permanently enjoined from making, using or selling in the United States, or importing into the United States, certain Company products found by the jury to infringe the two asserted Qorvo patents, or any products not more than colorably different than such products.

With respect to the permanent injunction described above regarding products found by the jury to infringe certain Qorvo patents, the Company previously announced that it has developed updates to its XBAW® manufacturing process and has redesigned its current products to remove any patented features claimed by Qorvo under U.S. Patent Nos. 7,522,018 and 9,735,755. As a result, the Company believes that it is not selling or distributing any product made using Qorvo Trade Secret Information and that the Permanent Injunction will not materially affect its ability to market its current product portfolio to its customers. November 14, 2024 is the Company’s deadline to file an appeal of the Permanent Injunction.

Following the verdict in the Qorvo Litigation, the Company filed post-trial motions seeking to (i) overturn the jury’s damages award for trade secret misappropriation and (ii) obtain a new trial on liability for patent infringement and regarding damages for trade secret misappropriation (or in the alternative, remittitur regarding such damages) (collectively, the “Company Post-Trial Motions”). The District Court’s final judgment will reflect the outcome of the Company Post-Trial Motions and the orders on Qorvo’s previously disclosed post-trial motions, such as the award to Qorvo of its attorneys’ fees and pre- and post-judgment interest (the “Fees and Interest Awards”). Once the District Court renders its final judgment, the Company and Qorvo will have thirty days within which to challenge the final judgment (including the Permanent Injunction and the Fees and Interest Awards) by filing a notice of appeal. If the Company elects to appeal the final judgment and posts an undertaking (such as an appeal bond) within thirty days of entry of final judgment, the Fees and Interest Awards would not be enforceable pending the exhaustion of all appeals. As of October 15, 2024, the District Court had not yet ruled on the Company Post-Trial Motions.

The verdict in the Qorvo Litigation awarding Qorvo approximately $38.6 million in damages together with the Fees and Interest Awards in the aggregate amount of $19.0 million have created significant uncertainty regarding the Company’s financial condition and prospects. The Company is continuing to evaluate the impact of the verdict and the related awards on its business, results of operations, and financial condition. However, depending on both (i) the outcome of the Company Post-Trial Motions and the District Court’s final judgment and (ii) the Company’s ability to arrange any financing, the Company may be required to seek protection under applicable bankruptcy laws.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, each as amended, that are intended to be covered by the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements about the Company’s estimates, expectations, beliefs, intentions, plans or strategies for the future (including its possible future results of operations, profitability, business strategies, competitive position, potential growth opportunities, potential market opportunities and the effects of competition), and the assumptions underlying such statements. Forward-looking statements include all statements that are not historical facts and typically are identified by use of terms such as: “may,” “might,” “would,” “will,” “should,” “could,” “project,” “expect,” “plan,” “strategy,” “anticipate,” “attempt,” “develop,” “help,” “believe,” “think,” “estimate,” “predict,” “intend,” “forecast,” “seek,” “potential,” “possible,” “continue,” “future,” and similar words (including the negative of any of the foregoing), although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this Current Report, the Company cautions you that these statements are based on a combination of facts and factors currently known by it and its projections of the future, about which it cannot be certain. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the Company’s expectations regarding the impact of the Permanent Injunction and other District Court orders on its operations and prospects, its intent and ability to appeal the District Court’s orders, and its expectations that it may be required to seek protection under applicable bankruptcy laws. Forward-looking statements are neither historical facts nor assurances of future results, performance, events or circumstances. Instead, these forward-looking statements are based on management’s current beliefs, expectations and assumptions, and are subject to risks and uncertainties. These risks and uncertainties include any adverse outcomes of any motions or appeals against the Company, and other risks and uncertainties, including those more fully described in the Company’s Annual Report on Form 10-K for the year ended June 30, 2024 and subsequent Quarterly Reports on Form 10-Q, and other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission The Company undertakes no obligation to revise or update publicly any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akoustis Technologies, Inc.
Date: October 16, 2024	By:	/s/ Kenneth E. Boller
	Name:	Kenneth E. Boller
	Title:	Chief Financial Officer

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